DELAWARE(SM)
INVESTMENTS
===========


                                                   Delaware S&P 500 Index Fund

















Total Return























                                                      2000 Semi-annual report

                    A TRADITION OF SOUND INVESTING SINCE 1929
                    -----------------------------------------

TABLE OF CONTENTS
-----------------

Letter to Shareholders                       1

Portfolio Management
Review                                       3

Financial Statements

  Statement of Net Assets                    4

  Statement of Operations                    7

  Statements of Changes in
  Net Assets                                 8

  Financial Highlights                       9

  Notes to Financial
  Statements                                11


A Commitment To Our Investors

Experienced
/ / Our seasoned investment professionals average more than 15 years'
    experience.
/ / For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments. We opened our first mutual fund in 1938.

Disciplined
/ / We follow strict investment policies and clear buy/sell guidelines. / / We strive to balance risk and reward in order to provide relatively conservative investment alternatives within any given asset class.

Consistent
/ / We believe consistent processes are the best way to seek consistent investment performance.
/ / Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage over $46 billion in assets as of March 31, 2000.

Comprehensive
/ / We offer more than 70 mutual funds in these asset classes.
    o Large-cap equity                o High-yield bonds
    o Mid-cap equity                  o Investment grade bonds
    o Small-cap equity                o Municipal bonds (24 single-state funds)
    o International equity            o International fixed-income
    o Balanced
/ / Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C) Delaware Distributors, L.P.

"PERFORMANCE OF THE MAJOR U.S. EQUITY MARKETS REMAINED STRONG DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2000, DRIVEN BY RISING PRODUCTIVITY AND CORPORATE EARNINGS."

Dear Shareholder

May 12, 2000

Recap of Events - If you could capture the markets' behavior over the last six months in a single word, that word would be "erratic."

Performance of the major U.S. equity markets remained strong during the six-month period ended March 31, 2000, driven by rising productivity and corporate earnings. However, inflation fears prompted the Federal Reserve Board to continue its more restrictive monetary policy. The Fed followed up its interest rate increases of June 30 and August 24, 1999 with three additional quarter-point rate hikes between November 1999 and March 2000. As of this writing, the federal funds rate -- the rate banks charge each other on overnight loans -- is 6.0%, the highest it has been in five years.

While these rate increases seemed to have had little impact on U.S economic growth, they did create a more volatile stock market environment, especially for the "old economy" stocks of the Dow Jones Industrial Average. The high-flying technology companies and small capitalization companies tracked by the NASDAQ composite index, were less affected by higher interest rates in 1999. In fact, soaring prices and demand for technology stocks kept prices high and were largely responsible for the overall market's impressive gains through December 1999 (Source: Bloomberg).

In late February and March 2000, however, concerns over rising interest rates, potential inflation and high stock prices began to take their toll on all market sectors, leading to several bouts of volatility. After passing the 5000 milestone in early March, the NASDAQ composite fell sharply several times during the month, but each time recovered. The S&P 500 Index fell sharply in February only to gain ground in March, reaching a high of 1550 on March 24, 2000. The Dow finished the quarter down -0.5%, while the S&P 500 Index returned 7.7% and the NASDAQ closed the quarter up 12.3% (Source: Bloomberg).

Delaware S&P 500 Index Fund began operations on January 12, 2000. The Fund, which is sub-advised by State Street Global Advisors, intends to invest in all 500 stocks that make up the Standard & Poor's 500 Composite Stock Price Index in the same proportion as their weighting in the Index. The Fund strives to match the investment performance of the Index as closely as possible.







S&P 500 is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Delaware Management Holdings, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the Fund.

Market Outlook - In our opinion, the overall outlook for the U.S. stock market appears positive. We are encouraged that the Federal Reserve is making policy decisions in an attempt to prevent future problems. Although we may see more bouts of stock market volatility in the coming months, we believe the Fed's moves may eventually result in more realistic market valuations across a broader array of stocks. This environment would benefit Delaware S&P 500 Index Fund, which offers investors exposure to a broad market segment. We thank you for your investment in the Delaware S&P 500 Index Fund and we look forward to sharing our results with you next fall.


Sincerely,

/s/ Wayne A. Stork                      /s/ David K. Downes
------------------------------------    --------------------------------------
Wayne A. Stork                          David K. Downes
Chairman,                               President and Chief Executive Officer,
Delaware Investments Family of Funds    Delaware Investments Family of Funds

                           PORTFOLIO MANAGEMENT REVIEW
                           ---------------------------
Stephen B. May
Portfolio Manager
State Street Global Advisors
May 12, 2000

FUND BASICS
-----------

Fund Objectives
Seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index.

Assets Under Management
$16.32 million

Number of Holdings
121

Fund Start Date
January 12, 2000

Your Fund Manager
Stephen B. May holds a BS in Finance from Bentley College and an MBA from Boston College. He is a Principal and Portfolio Manager at State Street Global Advisors, where he manages several mutual funds as well as several separately managed funds. Previously, he worked in State Street's passive U.S. Equities operations. He is a member of the Financial Management Association and is working toward the Certified Financial Analyst designation.

NASDAQ Symbols
Institutional Class                                         DSPNX
Consultant Class                                            DSPCX

The Fund's Results
Delaware S&P 500 Index Fund began operations on January 12, 2000 with an initial investment of $12 million. The Fund intends to follow a passive investment strategy of investing in all of the stocks that make up the Standard & Poor's 500 Composite Stock Price Index. However, the initial size of the Fund limited the number of holdings that we were able to purchase cost effectively. In order to avoid having to pay the excessive transaction fees associated with the purchase of a small number of all 500 stocks, we employed an optimization technique. By using a computer program to scan the universe of stocks that make up the Index, we selected 121 of the largest stocks to produce a portfolio that closely matches the characteristics of the Index.

By selecting the stocks that have recently been responsible for most of the Index's performance, we believe your Fund will be able to closely track the returns of the S&P 500 Index. During your Fund's first fiscal year, our goal is to track the Index's performance within 100 basis points (1 percent). As the Fund's assets increase, we will be able to purchase all of the stocks in the Index and expect to track the Index's performance more closely.

The Fund's ability to achieve significant correlation with the Index may be affected by the amount of the Fund's assets, changes in securities markets and the composition of the Index, and the timing of purchases and redemptions of Fund shares. We do not anticipate that the Fund will be able to invest in all 500 stocks in the Index until it has at least $50 million in assets.

Top Portfolio Holdings
March 31, 2000

Company                                  Industry                            Percentage of Net Assets
-----------------------------------------------------------------------------------------------------
 1. Microsoft                            Computers & Technology                        4.19%
-----------------------------------------------------------------------------------------------------
 2. Cisco Systems                        Computers & Technology                        4.00%
-----------------------------------------------------------------------------------------------------
 3. General Electric                     Electronics & Electrical Equipment            3.77%
-----------------------------------------------------------------------------------------------------
 4. Intel                                Electronics & Electrical Equipment            3.40%
-----------------------------------------------------------------------------------------------------
 5. Wal-Mart Stores                      Retail                                        1.86%
-----------------------------------------------------------------------------------------------------
 6. Exxon Mobil                          Energy                                        1.85%
-----------------------------------------------------------------------------------------------------
 7. Oracle                               Computers & Technology                        1.73%
-----------------------------------------------------------------------------------------------------
 8. International Business Machines      Computers & Technology                        1.71%
-----------------------------------------------------------------------------------------------------
 9. Citigroup                            Banking, Finance & Insurance                  1.51%
-----------------------------------------------------------------------------------------------------
10. Lucent Technologies                  Telecommunications                            1.47%
-----------------------------------------------------------------------------------------------------

Statement of Net Assets

Delaware S&P 500 Index Fund
---------------------------

                                                          Number of     Market
March 31, 2000 (Unaudited)                                 Shares       Value
--------------------------------------------------------------------------------
Common Stock - 94.26%
Aerospace & Defense - 1.81%
Boeing .................................................    1,960  $   74,358
Honeywell International ................................    1,597      84,142
Textron ................................................      922      56,127
United Technologies ....................................    1,290      81,512
                                                                   ----------
                                                                      296,139
                                                                   ----------
Automobiles & Automotive Parts - 1.43%
Ford Motor .............................................    2,552     117,233
General Motors .........................................    1,394     115,441
                                                                   ----------
                                                                      232,674
                                                                   ----------
Banking, Finance & Insurance - 11.40%
Allstate ...............................................    3,790      90,249
American Express .......................................      880     131,065
American International Group ...........................    2,103     230,279
Bank One ...............................................    3,141     107,971
Bank of America ........................................    2,548     133,611
Chase Manhattan ........................................    1,366     119,098
Citigroup ..............................................    4,160     246,740
Federal Home Loan Mortgage .............................    1,604      70,877
Fannie Mae .............................................    1,537      86,744
First Union ............................................    2,808     104,598
Fleet Boston Financial .................................    2,935     107,128
Merrill Lynch & Company ................................      898      94,290
Morgan Stanley Dean Witter .............................    1,738     141,756
National City ..........................................    4,248      87,615
Wells Fargo ............................................    2,653     108,607
                                                                   ----------
                                                                    1,860,628
                                                                   ----------
Cable, Media & Publishing - 3.24%
CBS ....................................................    1,346      76,217
Clear Channel Communications ...........................      800      55,250
Gannett ................................................    1,240      87,265
MediaOne Group .........................................      953      77,193
Time Warner ............................................    1,689     168,900
Viacom Class B .........................................    1,206      63,617
                                                                   ----------
                                                                      528,442
                                                                   ----------
Chemicals - 1.94%
Dow Chemical ...........................................      786      89,604
DuPont(E.I.)deNemours ..................................    1,578      83,437
Monsanto ...............................................    1,400      72,100
PPG Industries .........................................    1,362      71,250
                                                                   ----------
                                                                      316,391
                                                                   ----------
Computers & Technology - 21.19%
3Com ...................................................      700      38,938
America Online .........................................    3,024     203,364
Apple Computer .........................................      383      52,016
Automatic Data Processing ..............................    1,602      77,297
Compaq Computers .......................................    3,034      80,780
Cisco Systems ..........................................    8,433     651,976
Computer Associates International ......................    1,167      69,071

                                                          Number of     Market
                                                           Shares       Value
--------------------------------------------------------------------------------
Common Stock (continued)
Computers & Technology (continued)
Dell Computer ..........................................    3,496  $  188,566
EMC ....................................................    1,434     179,250
Electronic Data Systems ................................    1,003      64,380
Hewlett-Packard ........................................    1,381     183,069
International Business Machines ........................    2,365     279,070
Micron Technology ......................................      505      63,630
Microsoft ..............................................    6,434     683,613
Oracle .................................................    3,609     281,728
Sun Microsystems .......................................    2,121     198,744
Veritas Software .......................................      300      39,300
Yahoo ..................................................      717     122,876
                                                                   ----------
                                                                    3,457,668
                                                                   ----------
Consumer Products - 3.19%
Corning ................................................      480      93,120
Gillete ................................................    1,821      68,629
Kimberly-Clark .........................................    1,307      73,192
Minnesota Mining & Manufacturing .......................      923      81,743
Procter & Gamble .......................................    1,276      71,775
Tyco International .....................................    2,640     131,670
                                                                   ----------
                                                                      520,129
                                                                   ----------
Electronics & Electrical Equipment - 10.00%
Conexant Systems .......................................      514      36,494
Emerson Electric .......................................    1,717      90,786
General Electric .......................................    3,963     615,008
Intel ..................................................    4,204     554,665
Motorola ...............................................    1,042     148,355
Texas Instruments ......................................    1,164     186,240
                                                                   ----------
                                                                    1,631,548
                                                                   ----------
Energy - 6.86%
Atlantic Richfield .....................................    1,066      90,610
Conoco - Class B .......................................    3,263      83,614
Chevron ................................................    1,112     102,790
Enron ..................................................    1,460     109,318
Exxon Mobil ............................................    3,869     301,057
Phillips Petroleum .....................................    2,221     102,721
Royal Dutch Petroleum ..................................    2,627     151,217
Schlumberger Limited ...................................    1,338     102,357
Texaco .................................................    1,403      75,236
                                                                   ----------
                                                                    1,118,920
                                                                   ----------
Food, Beverage & Tobacco - 2.63%
Coca Cola ..............................................    2,824     132,551
Pepsico ................................................    2,194      75,830
Philip Morris ..........................................    5,129     108,350
UST ....................................................    3,200      50,000
Unilever NV ............................................    1,300      62,563
                                                                   ----------
                                                                      429,294
                                                                   ----------

                                                          Number of     Market
Delaware S&P 500 Index Fund                                Shares       Value
-------------------------------------------------------------------------------
Common Stock (continued)
Healthcare & Pharmaceuticals - 8.05%
Abbott Laboratories ....................................    2,429   $  85,470
American Home Products .................................    1,785      95,720
Amgen ..................................................    1,445      88,686
Bristol-Myers Squibb ...................................    2,294     132,478
Johnson & Johnson ......................................    1,795     125,762
Lilly (Eli) ............................................    1,387      87,381
Medtronic ..............................................    1,852      95,262
Merck & Company ........................................    2,705     168,048
Pfizer .................................................    4,673     170,857
Pharmacia & Upjohn .....................................    1,200      71,100
Schering-Plough ........................................    2,173      79,858
Warner-Lambert .........................................    1,166     113,685
                                                                   ----------
                                                                    1,314,307
                                                                   ----------
Industrial Machinery - 1.18%
Applied Materials ......................................    1,360     128,180
Caterpillar ............................................    1,635      64,480
                                                                   ----------
                                                                      192,660
                                                                   ----------
Leisure, Lodging & Entertainment - 1.64%
Carnival Cruise Lines ..................................    1,716      42,578
McDonald's .............................................    2,773     104,161
Walt Disney ............................................    2,905     120,194
                                                                   ----------
                                                                      266,933
                                                                   ----------
Metals & Mining - 0.34%
Alcoa ..................................................      800      56,200
                                                                   ----------
                                                                       56,200
                                                                   ----------
Paper & Forest Products - 0.77%
International Paper ....................................    1,494      63,869
Weyerhaeuser ...........................................    1,074      61,218
                                                                   ----------
                                                                      125,087
                                                                   ----------
Retail - 5.66%
Costco Wholesale .......................................    1,544      81,157
The Gap ................................................    1,450      72,228
Home Depot .............................................    2,928     188,856
Kohl's .................................................      580      59,450
Safeway ................................................    1,500      67,875
Target .................................................    1,247      93,213
Wal-Mart Stores ........................................    5,477     303,974
Walgreen ...............................................    2,200      56,650
                                                                   ----------
                                                                      923,403
                                                                   ----------
Telecommunications - 12.04%
A T & T ................................................    3,646     205,087
Alltel .................................................    1,221      76,999
Bell Atlantic ..........................................    1,940     118,582
BellSouth ..............................................    2,423     113,881
Comcast - Special Class A ..............................    1,558      67,578
GTE ....................................................    1,272      90,312
Global Crossing Limited ................................    1,240      50,763
Lucent Technologies ....................................    3,943     239,537

                                                          Number of     Market
                                                           Shares       Value
--------------------------------------------------------------------------------
Common Stock (continued)
Telecommunications (continued)
MCI Worldcom ...........................................    3,735  $  169,242
Network Appliance ......................................      548      45,347
Nextel Communications ..................................      600      88,950
Nortel Networks ........................................    1,890     238,140
Qualcomm ...............................................      978     146,028
SBC Communications .....................................    4,162     174,804
Sprint .................................................    1,002      65,443
U.S.West ...............................................    1,010      73,351
                                                                   ----------
                                                                    1,964,044
                                                                   ----------
Transportation & Shipping - 0.43%
Burlington Northern Santa Fe ...........................    3,156      69,827
                                                                   ----------
                                                                       69,827
                                                                   ----------
Utilities - 0.46%
Sprint .................................................    1,193      75,159
                                                                   ----------
                                                                       75,159
                                                                   ----------
Total Common Stock (cost $14,750,040) ..................           15,379,453
                                                                   ----------

                                                         Principal      Market
Delaware S&P 500 Index Fund                                Amount       Value
--------------------------------------------------------------------------------
Repurchase Agreements - 5.73%
With Chase Manhattan 6.03% 4/3/00
  (dated 3/31/00, collateralized by $344,000
  U.S. Treasury Notes 4.75% due 2/15/04,
  market value $327,093) ............................... $319,000  $   319,000
With PaineWebber 6.05% 4/3/00
  (dated 3/31/00, collateralized by $89,000
  U.S. Treasury Notes 6.375% due 3/31/01,
  market value $88,786 and $91,000 U.S.
  Treasury Notes 5.25% due 5/31/01, market
  value $90,966 and $43,000 U.S. Treasury
  Notes 11.875% due 11/15/03,
  market value $52,870 and $91,000
  U.S. Treasury Notes 5.875% due
  11/15/04, market value $90,974) ......................  317,000      317,000
With Prudential Securities 6.00% 4/3/00
  (dated 3/31/00, collateralized by $303,000
  U.S. Treasury Notes 6.00% due 8/15/00,
  market value $305,080) ...............................  299,000      299,000
                                                                   -----------
Total Repurchase Agreements
  (cost $935,000) ......................................               935,000
                                                                   -----------
Total Market Value of Securities - 99.99%
  (cost $15,685,040) ...................................            16,314,453
Receivables and Other Assets Net of
  Liabilities - 0.01% ..................................                 1,158
                                                                   -----------
Net Assets Applicable to 1,850,664 Shares
  Outstanding - 100.00% ................................           $16,315,611
                                                                   ===========
Net Asset Value - Delaware S&P 500
  Index Fund Consultant Class
  ($345,390 / 39,181 shares) ...........................                 $8.82
                                                                         -----
Net Asset Value - Delaware S&P 500
  Index Fund Institutional Class
  ($15,970,221 / 1,811,483 shares) .....................                 $8.82
                                                                         -----
Components of Net Assets at March 31, 2000:
Shares of beneficial interest,
  (unlimited authorization - no par) ...................           $15,648,933
Undistributed net investment income ....................                37,265
Net unrealized appreciation of investments .............               629,413
                                                                   -----------
Total net assets .......................................           $16,315,611
                                                                   ===========


                             See accompanying notes

Statement of Operations



For the period January 12, 2000* through            Delaware S&P 500 Index Fund
March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
Investment Income:
Dividends ..............................................  $34,077
Interest ...............................................   14,494    $ 48,571
                                                          -------    --------

Expenses:
Dividend disbursing and transfer agent
 fees and expenses .....................................   12,137
Registration fees ......................................   11,752
Custodian fees .........................................    4,815
Professional fees ......................................    4,639
Reports and statements to shareholders .................    3,850
Management fees ........................................    2,000
Accounting and administration ..........................    1,950
Trustee's fees .........................................      331
Taxes (other than taxes on income) .....................      135
Distribution expenses ..................................       54
Other ..................................................    2,886
                                                          -------
                                                                       44,549
                                                                     --------
Less expenses absorbed or waived .......................              (32,852)
Less expenses paid indirectly ..........................                 (391)
                                                                     --------
Total expenses .........................................               11,306
                                                                     --------

Net Investment Income: .................................               37,265
                                                                     --------

Net Unrealized Gain on Investments:
Net change in unrealized appreciation/depreciation
 of investments ........................................              629,413
                                                                     --------

Unrealized Gain on Investments: ........................              629,413
                                                                     --------

Net Increase in Net Assets Resulting from Operations: ..             $666,678
                                                                     ========

----------------------
*Date of commencement of operations.

                             See accompanying notes

Statements of Changes in Net Assets



                                                     Delaware S&P 500 Index Fund
--------------------------------------------------------------------------------
                                                                    1/12/00* to
                                                                       3/31/00
                                                                     (Unaudited)
Increase in Net Assets from Operations:
Net investment income ..................................            $    37,265
Net change in unrealized appreciation/depreciation
  of investments .......................................                629,413
                                                                    -----------
Net increase in net assets resulting from operations ...                666,678
                                                                    -----------
Capital Share Transactions:
Proceeds from shares sold:
Consultant Class .......................................                408,978
Institutional Class ....................................             15,494,455
                                                                    -----------
                                                                     15,903,433
Cost of shares repurchased:
Consultant Class .......................................                (75,035)
Institutional Class ....................................               (179,465)
                                                                    -----------
                                                                       (254,500)
                                                                    -----------
Increase in net assets derived from capital share
 transactions ..........................................             15,648,933
                                                                    -----------
Net Increase in Net Assets: ............................             16,315,611

Net Assets:
Beginning of period ....................................                     --
                                                                    -----------
End of period ..........................................            $16,315,611
                                                                    ===========

---------------------
*Date of commencement of operations.


                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding     Delaware S&P 500 Index
throughout each period were as follows:                  Fund Consultant Class
--------------------------------------------------------------------------------
                                                            1/12/00(1) to
                                                               3/31/00
                                                             (Unaudited)

Net asset value, beginning of period ........................  $8.500

Income from investment operations:
 Net investment income(2) ...................................   0.057
 Net realized and unrealized gain on investments ............   0.263
                                                               ------
Total from investment operations ............................   0.320
                                                               ------

Net asset value, end of period ..............................  $8.820
                                                               ======

Total return(3) .............................................   3.77%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ....................    $345
 Ratio of expenses to average net assets ....................   0.52%
 Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly ...................   1.78%
 Ratio of net investment income to average net assets .......   1.36%
 Ratio of net investment income to average net assets prior...
  to expense limitation and expenses paid indirectly ........   0.10%
 Portfolio turnover .........................................      0%

----------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average share outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.


                             See accompanying notes

Selected data for each share of the Fund outstanding     Delaware S&P 500 Index
throughout each period were as follows:                 Fund Institutional Class
--------------------------------------------------------------------------------
                                                           1/12/00(1) to
                                                              3/31/00
                                                            (Unaudited)

Net asset value, beginning of period ......................    $8.500

Income from investment operations:
 Net investment income(2) .................................     0.059
 Net realized and unrealized gain on investments ..........     0.261
                                                               ------
 Total from investment operations .........................     0.320
                                                               ------

Net asset value, end of period ............................    $8.820
                                                               ------

Total return(3) ...........................................     3.77%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ..................   $15,970
 Ratio of expenses to average net assets ..................     0.40%
 Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly .................     1.65%
 Ratio of net investment income to average net assets .....     1.31%
 Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly ......     0.06%
 Portfolio turnover .......................................        0%

----------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average share outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.


                             See accompanying notes

Notes to Financial Statements

March 31, 2000  (Unaudited)
--------------------------------------------------------------------------------
Delaware Foundation Funds (the "Trust") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Trust is organized as a Delaware Business Trust and offers four portfolios: the Delaware Growth Portfolio, the Delaware Balanced Portfolio, the Delaware Income Portfolio , and the Delaware S&P 500 Index Fund. These financial statements pertain only to the Delaware S&P 500 Index Fund (the "Fund"), which offers two classes of shares, the Delaware S&P 500 Index Fund Consultant Class and the Delaware S&P 500 Index Fund Institutional Class. Neither class has a sales charge. The objective of the Fund is to seek to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the NYSE on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

Federal Income Taxes - The Fund intends to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of this expense was approximately $301 for the period ended March 31, 2000. The Fund may receive earnings credit used to offset custody fees when positive balances are maintained at the custodian. These credits were $90 for the period ended March 31, 2000. The commission arrangements and the earnings credit are combined as expenses paid indirectly in the Statement of Operations.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated at the rate of 0.02% on average daily net assets. At March 31, 2000, the Fund had a liability for investment management fees, and other expenses payable to DMC of $2,000.

DMC has entered into a sub-advisory agreement with State Street Global Advisors, a division of State Street Corporation, with respect to the management of the Fund. For the services provided to DMC, DMC pays the subadvisor a annual fee which is calculated at the rate of 0.05% of average daily net assets. The Fund does not pay any fees to the subadvisor.

DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, distribution fees, brokerage commissions and extraordinary expenses exceed 0.40% of average daily net assets of the Fund through November 30, 2000.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
(continued)
The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At March 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $7,554.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily assets of the Consultant Class. At March 31, 2000, the Fund had a liability for such fees and other expenses payable to DDLP of $206.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the period ended March 31, 2000, the Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

Purchases ....................................................      $14,750,040
Sales ........................................................               $0

At March 31, 2000, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:


Cost of investments: .........................................      $15,685,040
                                                                    -----------
Aggregate unrealized appreciation ............................      $ 1,342,108
Aggregate unrealized depreciation ............................      $  (712,695)
                                                                    -----------
Net unrealized appreciation ..................................      $   629,413
                                                                    ===========

4. Capital Shares
Transactions in capital stock shares were as follows:
                                                                    1/12/00* to
                                                                      3/31/00
                                                                    (Unaudited)
Shares sold:
  Consultant Class ...........................................           48,363
  Institutional Class ........................................        1,832,996
                                                                    -----------
                                                                      1,881,359
                                                                    -----------
Shares repurchased:
  Consultant Class ...........................................           (9,182)
  Institutional Class ........................................          (21,514)
                                                                    -----------
                                                                        (30,696)
                                                                    -----------
Net increase .................................................        1,850,663
                                                                    ===========

*Date of commencement of operations.

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                 International and Global                 Tax-Exempt Income
o Technology and Innovation       o Emerging Markets Fund                  o National High-Yield
   Fund                           o New Pacific Fund                          Municipal Bond Fund
o Select Growth Fund              o Overseas Equity Fund                   o Tax-Free USA Fund
o Trend Fund                      o International Equity Fund              o Tax-Free Insured Fund
o Growth Opportunities Fund*      o Global Equity Fund                     o Tax-Free USA
o Small Cap Value Fund            o Global Bond Fund                          Intermediate Fund
o U.S. Growth Fund                                                         o State Tax-Free Funds**
o Tax-Efficient Equity Fund       Current Income
o Social Awareness Fund           o Delchester Fund                        Stability of Principal
                                  o High-Yield                             o Cash Reserve
Total Return                         Opportunities Fund                    o Tax-Free Money Fund
o Blue Chip Fund                  o Strategic Income Fund
o Devon Fund                      o Corporate Bond Fund                    Asset Allocation
o Growth and Income Fund          o Extended Duration                      o Foundation Funds
o Decatur Equity                     Bond Fund                                Growth Portfolio
   Income Fund                    o American Government                       Balanced Portfolio
o REIT Fund                          Bond Fund                                Income Portfolio
o Balanced Fund                   o U.S. Government
                                     Securities Fund
                                  o Limited-Term
                                     Government Fund

 * Formerly known as DelCap Fund.

** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(SM)                                         For Shareholders
INVESTMENTS                                          1.800.523.1918
---------------------
Philadelphia o London                                For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions
                                                     Representatives Only
                                                     1.800.659.2265

                                                     www.delawareinvestments.com

This semi-annual report is for the information of Delaware S&P 500 Index Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware S&P 500 Index Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES                           Charles E. Peck                         Investment Manager
                                            Retired                                 Delaware Management Company
Wayne A. Stork                              Fredericksburg, VA                      Philadelphia, PA
Chairman
Delaware Investments Family of Funds        Janet L. Yeomans                        International Affiliate
Philadelphia, PA                            Vice President and Treasurer            Delaware International Advisers Ltd.
                                            3M Corporation                          London, England
Walter P. Babich                            St. Paul, MN
Board Chairman                                                                      Subadviser
Citadel Constructors, Inc.                                                          State Street Global Advisors
King of Prussia, PA                         AFFILIATED OFFICERS                     Boston, MA

David K. Downes                             Charles E. Haldeman, Jr.                National Distributor
President and Chief Executive Officer       President and Chief Executive Officer   Delaware Distributors, L.P.
Delaware Investments Family of Funds        Delaware Management Holdings, Inc.      Philadelphia, PA
Philadelphia, PA                            Philadelphia, PA
                                                                                    Shareholder Servicing, Dividend
John H. Durham                              Richard J. Flannery                     Disbursing and Transfer Agent
Private Investor                            Executive Vice President                Delaware Service Company, Inc.
Horsham, PA                                 and General Counsel                     Philadelphia, PA
                                            Delaware Investments Family of Funds
Anthony D. Knerr                            Philadelphia, PA                        1818 Market Street
Consultant, Anthony Knerr & Associates                                              Philadelphia, PA 19103-3682
New York, NY                                Bruce D. Barton
                                            President and Chief Executive Officer
Ann R. Leven                                Delaware Distributors, L.P.
Former Treasurer, National Gallery of Art   Philadelphia, PA
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

(3118)                                                        Printed in the USA
SA-491 [3/00] PP 5/00                                                    (J5855)